                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas A. Russo, Karen M. Muller, and Michael R. Milversted, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 of Lehman Brothers Holdings Inc., and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: As of July 9, 1996

                SIGNATURES                                 TITLE                      DATE
- ------------------------------------------  -----------------------------------  --------------
                                            Chief Executive Officer and            July 9, 1996
- ------------------------------------------    Chairman of the Board of
           Richard S. Fuld, Jr.               Directors
                                              (principal executive officer)
- ------------------------------------------  President and Director                 July 9, 1996
          T. Christopher Pettit
                                            Chief Financial Officer,               July 9, 1996
- ------------------------------------------    (principal financial officer)
             Charles B. Hintz
                                            Controller                             July 9, 1996
- ------------------------------------------
              David Goldfarb
                                            Director                               July 9, 1996
- ------------------------------------------
              John F. Akers
                                            Director                               July 9, 1996
- ------------------------------------------
             Roger S. Berlind
                                            Director                               July 9, 1996
- ------------------------------------------
              Katsumi Funaki
                                            Director                               July 9, 1996
- ------------------------------------------
              Henry Kaufman
                                            Director                               July 9, 1996
- ------------------------------------------
             John D. Macomber
                                            Director                               July 9, 1996
- ------------------------------------------
               Dina Merrill
                                            Director                               July 9, 1996
- ------------------------------------------
            Masataka Shimasaki